EXECUTION COPY

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT, dated as of December __, 2008 (this "Agreement"), made by Earth Biofuels, Inc., a Delaware corporation ("EBOF"), and each of the undersigned existing Subsidiaries (collectively, the "Existing Subsidiaries", and together with EBOF, each a "Grantor" and, collectively, the "Grantors"), in favor of Castlerigg PNG Investments LLC, a company organized under the laws of the British Virgin Islands, in its capacity as collateral agent (in such capacity, the "Collateral Agent") for certain of the holders (each a "Holder" and collectively, the "Holders") of the 2008 Amendment Notes (as defined  in the Security Agreement defined below).  Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Security Agreement or the Amendment Agreement referred to below, as applicable.

WHEREAS, the Existing Subsidiaries and the Collateral Agent are parties to the Amended and Restated Guaranty Agreement, dated as of June 25, 2008 (the "Guaranty") pursuant to which the Existing Subsidiaries guaranteed the payment and performance of the "Guaranteed Obligations" under the "Documents" (each as defined in the Guaranty);

WHEREAS, the Grantors and the Collateral Agent are parties to the Amended and Restated Pledge and Security Agreement, dated as of June 25, 2008 (the "Security Agreement"), pursuant to which the Grantors granted to the Collateral Agent a security interest in, and lien on, certain assets of the Grantors to secure the payments and performance of the "Obligations" under the "Transaction Documents" (each as defined in the Security Agreement);

WHEREAS, pursuant to an Amendment and Exchange Agreement, dated as of the date hereof (the "Amendment Agreement"), between EBOF and Castlerigg PNG Investments LLC (the "Investor"), EBOF and the Investor have agreed to amend and restate a portion of the Investor's "Existing Series A Note" as the "Series C Note", and to amend and restate the Investor's "Existing Series B Note" as the "Series D Note", and to amend certain other Transaction Documents, as such terms are used and defined in the Amendment Agreement (all of the foregoing, collectively, and as the same may be amended, restated, modified, supplemented, or replaced, the "Amended Transaction Documents"); and

WHEREAS, it is a condition precedent to the effectiveness of the Amended Transaction Documents that each Grantor shall have executed and delivered to the Agent this Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.      Reaffirmation and Confirmation.  The Grantors hereby (i) acknowledge and reaffirm their respective obligations as set forth in the Guaranty and the Security Agreement, as applicable, (ii) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in the Guaranty and the Security Agreement, which remain in full force and effect, (iii) acknowledge and agree that, notwithstanding anything to the contrary in the Guaranty, the Security Agreement or any of the other Transaction Documents, any obligations arising under any of the Amended Transaction

(a) Documents shall constitute Guaranteed Obligations under the Guaranty and Obligations under the Security Agreement, and (iv) confirm, ratify and reaffirm that the security interests and liens granted to Collateral Agent, for the benefit of the Holders, pursuant to the Security Agreement, in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject only to Permitted Liens) in favor of the Collateral Agent, for the benefit of the Holders, with the same force, effect and priority in effect both immediately prior to and after entering into this Agreement and the Amended Transaction Documents entered into on or as of the date hereof.  The Collateral Agent's security interest in and to the Collateral of the Grantors has attached and continues to attach to all such Collateral and no further act on the part of the Collateral Agent or the Grantors is necessary to continue such security interest.

2.      Agreement as a Document or a Transaction Document.  The parties acknowledge and agree that this Agreement shall constitute (i) a "Document" under the Guaranty and (ii) a "Transaction Document" under the Security Agreement.

3.      General Provisions.

(a)           Each of the Grantors hereby (i) acknowledges and consents to this Agreement, (ii) confirms and agrees that each Transaction Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Grantors under or arising from any Transaction Document (including, without limitation, the obligations arising under any guaranty) to which it is a party, all of which obligations shall remain in full force and effect.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Holder under the Guaranty, the Security Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Guaranty, the Security Agreement or any other Transaction Document.

(b)           Representations and Warranties.  Each Grantor further represents and warrants that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity).

(c)           Costs and Expenses.  The Grantors hereby jointly and severally agree to pay or reimburse the Collateral Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel.

(d)           Counterparts.  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this

Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

(e)           CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

(f)           JURY TRIAL WAIVER.  THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE GUARANTY, THE SECURITY AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE PARTIES HERETO REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

Earth Biofuels, Inc. By: Name: Title:
Earth Biofuels Technology Co., LLC By: Name: Title:
The Wing Sail Company d/b/a Earth Biofuels Distribution Company By: Name: Title:
Earth Biofuels of Cordele, LLC By: Name: Title:
B20 Customs, LLC By: Name: Title:
Earth Biofuels Operating, Inc. By: Name: Title:
Earth Biofuels Retail Fuel Company, LLC By: Name: Title:
Earth Ethanol, Inc. By: Name: Title:
Durant Biofuels, LLC By: Name: Title:
Earth Ethanol of Washington L.L.C. By: Name: Title:

REAFFIRMATION AGREEMENT

ACCEPTED BY:

Castlerigg PNG Investments LLC,
as Collateral Agent

By:      Castlerigg Master Investments Ltd.,
its managing member and sole member

By:
Name:
Title:

REAFFIRMATION AGREEMENT